Exhibit 99.1

Investor Presentation March 2010

Safe Harbor

During the course of this presentation the Company will be making forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) that are base d on our current expectations, beliefs and assumptions about the industry and markets in which American Ecology Corporation and its subsidiaries operate. Because such statements include risks and uncertainties, actual Corporation and its subsidiaries operate. Because such statements include risks and uncertainties, actual results may differ materially from what is expressed herein and no assurance can be given that the Company will meet its 2010 earnings estimates, successfully execute its growth strategy, or declare or pay future dividends. For information on other factors that could cause actual results to differ materially from expectations, please refer to US Ecology, Inc.’s (formally known as American Ecology Corporation) December 31, 2009 Annual Report on Form 10K and other reports filed with the Securities and Exchange Commission. Many of the factors that will determine the Company’s future results are beyond the ability of management to control or predict. Participants should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Important assumptions and other important factors that could cause actual results to differ materially from those set forth in the forward-looking information include a loss of a major customer compliance with and those set forth in the forward-looking information include a loss of a major customer, compliance with and changes to applicable laws and regulations, market conditions and production rates for the thermal recycling service at our Texas facility, our ability to replace business from completed Honeywell Jersey City project, access to cost effective transportation services, access to insurance and other financial assurances, loss of key personnel, lawsuits, adverse economic conditions including a tightened credit market, the timing or level of government funding or competitive conditions, incidents that could limit or suspend specific operations, our ability to perform under required contracts our willingness or ability to pay dividends and our ability to integrate any potential acquisitions.

US Ecology Vision

Continued long term growth as the premier hazardous & radioactive materials services provider in the diverse markets we serve Build on our strong relationships with customers & regulators by providing safe, cost effective, technically superior environmental management solutions Empower and align our employees to actively participate in our success Generate sustainable increases in earnings per share and cash flow at rates faster than the growth of markets in which we operate

Investment Highlights

Unique set of radioactive & hazardous services and assets Seasoned, committed Executive management team Strong cash flow business – Investment in infrastructure fueling organic growth Significant operating leverage once fixed costs are covered Strong balance sheet with no debt Return on invested capital: 14.3% ttm

Solid Financials

Market Cap: $ 296 million* Recent Price: $16.27* 52 Wk. Range: $13.56 $20.42 Shares Out./Float: 18.2/15.5 million Dividend/Yield :$0.72/4.4% Revenue TTM $13 3million** SG&A % of Revenue 10%** Cash/Investments: $32.7 million ** Term Debt: 0 Avail. line of credit: $11 million *at 3-15-2010 ** at 12-31-2009

U.S. Disposal Market Overview

Historically 3.5M tons/year Down in 2009 due to economy – Base Business: Recurring waste streams from industrial base Lower manufacturing output in 2009 produced lower waste volumes–Must take market share to grow Event Business: Discrete cleanups Private/discretionary clean‐ups continue to be deferred & delayed –Uncertain when normal conditions will return  Government clean‐ups moving forward but slower than anticipated

3 Commercial Nuclear Waste Sites in US 2 sites: Energy Solutions 1 site: American Ecology 21 Hazardous Waste Sites in US & Canada 3 sites: American Ecology 5 sites: Waste Management 7 sites: Clean Harbors 6 sites: Others Transportation Logistics 234 company owned railcars

GrandView, Idaho

Remote desert site served by rail, specializes in high volume projects–5+ years of permitted capacity, plus decades of additional space for future growth “Hybrid” site for low activity radio active and hazardous waste and hazardous waste Long-term business from U.S. Army Corps of Engineers through~2021 Premier U.S. Hazardous Waste Site

Robstown, Texas

Adding New Infrastructure and Disposal Space for Growth in 2010–Adding expanded treatment and drum handling capacity  – Constructing additional land fill cell 10+ years of permitted capacity Serving the Gulf Coast Oil & Gas Market

Texas Hydrocarbon Recycling Recycles refinery tank bottoms, cracking catalyst & other oilbearing wastes –Industrial reuse of catalyst– Used oil resold into market Key advantage: Internalize costs of recycling residuals ash & liquids Building market share despite increased competition in 2009

Beatty, Nevada

New disposal area built in 2008 –10+ years of capacity New, state of the art treatment building with high capacity drum handling capability Superb natural conditions for disposal Great Desert Location Serving CA/AZ Markets

Richland, Washington Regulated monopoly for low level radio-active waste in 8 western states Naturally occurring radio-active material at free market pricing 20+ years of capacity Steady, Rate Regulated Earnings

Longer-term Industry Opportunities

American Recovery & Reinvestment Act of 2009 – $100 million extra to Army Corps FUSRAP Program –$800 million extra to EPA Superfund & underground storage tank programs – Main benefit expected in 2010 & 2011 (timing and impact difficult to predict) Proposals to reinstate lapsed Superfund excise tax on industry FY 2010 EPA budget largest in agency’s history – Heightened enforcement should drive more mandated cleanups Private Sector Commercial Real Estate – Dependent on recovery of real estate market

Growth Strategy Overview

Drive volume through pricing, bundled services and packaging of unique permit/treatment capabilities Expand waste handling infrastructure and treatment options Modify facility permits to support entry into new markets Develop new services to attract new customers Aggressively manage cost structure Maximize operating leverage inherent to business Execute on our disciplined acquisition strategy

Disciplined Acquisition Strategy

Key targets are RCRA Hazardous and Radioactive Treatment, Storage and Disposal Facilities (TSDFs) Attractive Deals: – Consistent with our vision and mission – Leverage our core competencies – Increase geographic reach and footprint – Provide existing services to new customers Provide new services to existing customers – Help solve customer waste problem or issue Be accretive in the short term

Financial Results: 2009 vs.2008

amounts in thousands except per share data Revenue Gross profit SG&A Insurance settlement Operating income Other income, net Income tax Net income Diluted EPS Diluted Shares Outstanding 2009 2008 $ Change % Change $132,519 36,276 13 835 (661) 23,102 381 9,513 $13,970 $0.77 18,173 $175,827 49,441 14,920 - 34,521 712,13,735 $21,498 $1.18 18,290 $(43,308) (13,165) (1,085) (661) (11,419) (331( (4,222) $(7,528) $(0.41) -24.6% -26.6% -7.3% -33.1% -46.5% -30.7% -35.0% -34.7%

Base & Event Revenue Growth 2008 vs. 2009 Recurring base business down 6% Cleanup “event” business down 24% 2008 50% 2009 56% 44%

2009 Overview Total Revenue: $133 million 2009, down from $176 million 2008 Treatment & disposal revenue down 15% – $9 million contribution from Texas thermal recycling – Transportation revenue down 36% Recurring “Base” business down 6% (56% of revenue) –Expanded customer base positions us well for recovery “Event” business down 24% (44% of revenue) Completion of large event jobs, fewer replacement opportunities Treatment & disposal margin of 45% reflects reduced leverage SG&A: 10% of revenue Operating Income: $23 million Net Income: $0.77 per diluted share; $0.52 eps when excluding Honeywell and insurance proceeds

Honeywell Impact on 2009 $0.77 $0.52 $0.57 $0.67 $0.90 0 $80 0.$70 0. $60 0. $50 $0.40 $0.30 $0.20 $0.10 $0.00 2009  EPS as reported, 2009 EPS, without Honeywell and Insurance Proceeds 2010 EPS Forecast, low end of range, 2010 EPS Forecast, high end of range

2010 Business Outlook Estimated 2010 earnings from $0.57 to $0.67 per diluted share Represents growth of 10% to 29% over 2009 when excluding Honeywell contributions ($0.23) and favorable impacts from an insurance settlement ($0.02) Factors driving guidance:‒Expect challenging economy delaying private “Event” clean up opportunities through first half of 2010, recovering slowly in second half ‒ Competition for thermal recycling waste streams continues, keeping pressure on price and volumes‒ “Base” business expected to grow slowly throughout 2010 ‒ US Army Corps expected to return to pre 2009 levels on additional stimulus funding